UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ray Thompson as President and Chief Operating Officer

On January 20, 2022, Akerna Corp. (the “Company”) announced the appointment of the Company’s current Chief Operating Officer, Ray Thompson, as the Company’s President and Chief Operating Officer effective January 20, 2022.

Ray Thompson, 51, has served as Chief Operating Officer since November 2018. From November 2016 to January 2018, Mr. Thompson worked as the head of customer and sales Operations for Gloo, a people development SaaS company. During that time, Mr. Thompson reported to the executive team to develop and execute on market strategies, product offerings, financial projections, and talent management. From October 2008 to October 2016, Mr. Thompson served as corporate senior vice president of VisionLink, a multiagency humanitarian software platform, managing across all aspects of the business providing enterprise SaaS solutions to federal and state governments and international humanitarian organizations. From 1996 to 2008, Mr. Thompson served in various executive sales and marketing roles across multiple technologies companies. Mr. Thompson holds a Masters in Business Administration from the University of Denver.

There is no arrangement or understanding between Mr. Thompson and any other person pursuant to which he was selected as an officer of the Company. Additionally, there are no family relationships between any director or executive officer of the Company and Mr. Thompson. Mr. Thompson was not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Exchange Act.

As part of his appointment as the Company’s President and Chief Operating Officer and under the 2022 Executive Compensation Structure, Mr. Thompson will receive a base salary of $275,000 and Mr. Thompson’s performance target annual cash bonus shall be 25% of his base salary.

Departure of Named Executive Officer

As of the date hereof, the Company announces that Nina Simosko, the Company’s Chief Commercial Officer, and the Company have agreed to a mutual separation to be effective January 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Akerna Corp., dated January 20, 2022*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* - Furnished not filed for purposes of Section 18 of the Exchange Act; not incorporated by reference in any filing that the Company makes under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 21, 2022	AKERNA CORP.

	By:	/s/ John Fowle
Name: John Fowle Title: Chief Financial Officer